UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 1, 2017

Date of Report (Date of earliest event reported)

Apollo Global Management, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On February 28, 2017, Apollo Global Management, LLC (“Apollo”) and AGM Management, LLC (the “Manager”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters (collectively, the “Underwriters”) to issue and sell (the “Offering”) 10,000,000 of Apollo’s 6.375% Series A Preferred Shares, with a liquidation preference of $25.00 per share (the “Series A Preferred Shares”), and, at the option of the Underwriters, up to an additional 1,500,000 Series A Preferred Shares solely to cover over-allotments, if any. The Offering is expected to close on March 7, 2017. The Underwriting Agreement contains certain customary representations, warranties and agreements by Apollo, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Offering is being made pursuant to a shelf registration statement on Form S-3 (Registration No. 333-211225) filed with the Securities and Exchange Commission on May 9, 2016 (the “Registration Statement”), a base prospectus, dated May 6, 2016, included as part of the Registration Statement, and a prospectus supplement, dated February 28, 2017 and filed with the Securities and Exchange Commission on February 28, 2017. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01	Other Events.

On February 28, 2017, Apollo issued a press release announcing the pricing of its previously announced offering of $250 million of its 6.375% Series A Preferred Shares representing limited liability company interests with a liquidation preference of $25.00 per share. In addition, Apollo has granted the underwriters an option to purchase up to an additional 1,500,000 Series A Preferred Shares solely to cover over-allotments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Apollo intends to contribute the net proceeds from the sale of the Series A Preferred Shares for general corporate purposes to its indirect subsidiaries, Apollo Principal Holdings I, L.P., Apollo Principal Holdings II, L.P., Apollo Principal Holdings III, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P., Apollo Principal Holdings X, L.P., Apollo Principal Holdings XI, LLC, Apollo Principal Holdings XII, L.P. and AMH Holdings (Cayman), L.P.

Distributions on the Series A Preferred Shares, when and if declared by the Manager, will be paid quarterly and are non-cumulative.

Apollo intends to apply to list the Series A Preferred Shares on the New York Stock Exchange under the ticker symbol “APO PR A”

BoA Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC are acting as joint book-running managers for the offering, Barclays, Citigroup, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., J.P. Morgan and RBC Capital Markets are acting as joint lead managers for the offering, and Academy Securities and Lebenthal Capital Markets are acting as co-managers for the offering.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of February 28, 2017, among Apollo Global Management, LLC, AGM Management, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC

Exhibit 99.1	Press Release of Apollo Global Management, LLC, dated February 28, 2017

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain forward looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this Current Report on Form 8-K, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to our dependence on certain key personnel, our ability to raise new private equity, credit or real estate funds, market conditions, generally, our ability to manage our growth, fund performance, changes in our regulatory environment and tax status, the variability of our revenues, net income and cash flow, our use of leverage to finance our businesses and investments by our funds and litigation risks, among others. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in Apollo’s annual report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2017, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in other filings. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This Current Report on Form 8-K does not constitute an offer of Apollo or any Apollo fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, LLC

Date: March 1, 2017	By:	/s/ John J. Suydam
John J. Suydam
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of February 28, 2017, among Apollo Global Management, LLC, AGM Management, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC

Exhibit 99.1	Press Release of Apollo Global Management, LLC, dated February 28, 2017